Exhibit 10.2.2

First Supplemental Agreement to $28,000,000 Secured Loan Facility Agreement dated 10 November 2021

Dated    27 January 2022

(1)	Tankpunk Inc. MR Roi Inc.

Clean Power Inc.

King of Hearts Inc.

(as Borrowers)

(2)	Imperial Petroleum Inc.

(as Guarantor)

(3)	Stealth Maritime Corp. S.A.

(as the other Obligor)

(4)	DNB (UK) Limited

(as Lender)

(5)	DNB Bank ASA

(as Agent)

(6)	DNB Bank ASA

(as Swap Provider)

(7)	DNB Bank ASA

(as Security Agent)

Stephenson Harwood LLP 1 Finsbury Circus, London EC2M 75H T: +44 20 7329 4422 | F: +44 20 7329 7100 DX: 64 Chancery Lane | www.shlegal.com

Contents
		Page

1	Interpretation	1

2	Conditions	2

3	Representations	2

4	Amendments to Loan Agreement	3

5	Confirmations and Undertakings	4

6	Notices, Counterparts, Governing Law and Enforcement	4

Schedule 1	Conditions Subsequent	5

First Supplemental Agreement

Dated    27 January 2022

Between:

(1)

Tankpunk Inc. and MR Roi Inc., each a company incorporated under the law of the Republic of Marshall Islands, with registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960 Marshall Islands and Clean Power Inc. and King of Hearts Inc., each a company incorporated under the law of Liberia, with registered address at 80, Broad Street, Monrovia, Liberia (together the “Borrowers” and each a “Borrower”); and

(2)

Imperial Petroleum Inc., a company incorporated under the law of the Republic of Marshall Islands, with registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960 Marshall Islands (the “Guarantor”); and

(3)	Stealth Maritime Corp. S.A., a company incorporated according to the law of Liberia, with registered address at 80, Broad Street, Monrovia, Liberia; and

(4)	DNB (UK) Limited, acting through its Facility Office (the “Lender”); and

(5)	DNB Bank ASA, acting as agent through its office at 8th Floor, The Walbrook Building, 25 Walbrook, London, EC4N 8AF, the United Kingdom (in that capacity, the “Agent”); and

(6)	DNB Bank ASA, acting as swap provider through its office at 8th Floor, The Walbrook Building, 25 Walbrook, London, EC4N 8AF, the United Kingdom (in that capacity, the “Swap Provider”); and

(7)	DNB Bank ASA, acting as security agent through its office at 8th Floor, The Walbrook Building, 25 Walbrook, London, EC4N 8AF, (in that capacity, the “Security Agent”).

Supplemental to a secured loan agreement dated 10 November 2021 (the “Loan Agreement”) made between, the Borrowers, the Guarantor, the Lenders, the Agent, DNB (UK) Limited as bookrunner, the Swap Provider and the Security Agent on the terms and subject to the conditions of which each of the Lenders agreed to advance to the Borrowers its respective Commitment of an aggregate amount not exceeding $28,000,000.

Whereas the Borrowers have requested the Finance Parties to amend the Loan Agreement as detailed in this Supplemental Agreement.

It is agreed that:

1	Interpretation

1.1	In this Supplemental Agreement:

“Approved Imperial CEO” has the meaning given to it in the Approved Imperial CEO Side Letter.

“Approved Imperial CEO Side Letter” means the letter addressed to the Agent from the Borrowers and the Guarantor identifying the Approved Imperial CEO.

“Finance Parties” means the Agent, the Security Agent, the Swap Provider and the Lenders.

“Obligors” means all parties to this Supplemental Agreement other than the Finance Parties and “Obligor” means any one of them.

1.2

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Supplemental Agreement as if it is set out in full.

1.3	The Agent and the Borrowers hereby designate this Supplemental Agreement as a Finance Document.

1.4

All obligations, representations, warranties, covenants and undertakings of the Borrowers under or pursuant to this Supplemental Agreement shall, unless otherwise expressly provided, be entered into, made or given by them jointly and severally.

2	Conditions

2.1	The Obligors shall deliver or cause to be delivered to or to the order of the Agent:

2.1.1	on the date of this Supplemental Agreement, evidence of payment to the Agent (for the account of the Lenders) of an amendment fee of $7,500; and

2.1.2	within 15 Business Days from the date of this Supplemental Agreement, all of the documents and other evidence listed in Schedule 1.

2.2	All documents and evidence delivered to the Agent pursuant to Clause 2.1 shall:

2.2.1	be in form and substance acceptable to the Agent;

2.2.2	if required by the Agent, be certified, notarised, legalised or attested in a manner acceptable to the Agent.

2.3	Any failure of the Obligors to comply with the provisions of Clause 2 shall constitute an Event of Default.

3	Representations

3.1

Each of the representations contained in clause 20 of the Loan Agreement shall be deemed repeated by the Borrowers and the Guarantor at the date of this Supplemental Agreement, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents include this Supplemental Agreement.

3.2

Any representation made by an Obligor in any of the Security Documents to which it is a party shall be deemed repeated by that Obligor at the date of this Supplemental Agreement, by reference to the facts and circumstances then pertaining.

4	Amendments to Loan Agreement

4.1	With effect from the date of this Supplemental Agreement the Loan Agreement shall be read and construed as if:

4.1.1	references to “this Agreement” are references to the Loan Agreement as amended and supplemented by this Supplemental Agreement;

4.1.2	references to “the Finance Documents” include this Supplemental Agreement and the Approved Imperial CEO Side Letter;

4.1.3	the following new definition of “Approved Imperial CEO” were added to clause 1.1 of the Loan Agreement:

““Approved Imperial CEO” has the meaning given to it in the Approved Imperial CEO Side Letter.”

4.1.4	the following new definition of “Approved Imperial CEO Side Letter” were added to clause 1.1 of the Loan Agreement:

““Approved Imperial CEO Side Letter” means the letter addressed to the Agent from the Borrowers and the Guarantor identifying the Approved Imperial CEO.”

4.1.5	the definition of “Change of Control” set out in clause 1.1 of the Loan Agreement were deleted and replaced with the following:

““Change of Control” means an event where:

(a) the Approved Family Members cease to hold directly or indirectly (i) any issued shares or issued shares with a right to vote in the Guarantor or (ii) in the event of a delisting or cessation of trading of the Guarantor on NASDAQ, the entirety of the issued shares of the Guarantor; or

(b) the Approved Family Members, in the opinion of the Agent (acting on the instructions of the Majority Lenders, acting reasonably), cease to be involved in the management and control of the Guarantor including, but not limited to, holding an executive position on the board of directors of the Guarantor; or

(c) the Approved Imperial CEO ceases to be the chief executive officer (or equivalent) of the Guarantor; or

(d) the Approved Family Members, in the opinion of the Agent (acting on the instructions of the Majority Lenders, acting reasonably), cease to control, directly or indirectly, the conduct of the business of the Guarantor including but not limited to, giving directions with respect to the operating and financial policies of the Guarantor.”;

4.1.6	the following new clause 23.32 were added to the Loan Agreement:

“Change of Control Should any facility agreement or equivalent (or amendment to an existing facility agreement or equivalent) be executed, which contains (in the opinion of the Agent, acting on the instructions of the Majority Lenders (acting reasonably)) change of control provisions in relation to the Guarantor which are more favourable than those contained in this Agreement, the Guarantor shall notify the Agent promptly of such fact with details of such provisions. If requested by any Lender, this Agreement shall be amended promptly to incorporate the more favourable terms and conditions.”; and

4.1.7	clause 37.2.1(a) of the Loan Agreement were deleted and replaced with the following:

“the definition of “Approved Family Members”, “Approved Imperial CEO”, “Majority Lenders” “Relevant Person”, “Restricted Party”, “Sanctions”, “Sanctions Authority” and “Sanctions List” in Clause 1.1 (Definitions);”

4.2	All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.

5	Confirmations and Undertakings

5.1

Each of the Obligors confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Loan Agreement made in this Supplemental Agreement, as if all references in any of the Security Documents to the Loan Agreement are references to the Loan Agreement as amended and supplemented by this Supplemental Agreement.

5.2

The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to this Supplemental Agreement.

6	Notices, Counterparts, Governing Law and Enforcement

The provisions of clauses 33, 40, 42 and 43 of the Loan Agreement shall apply to this Supplemental Agreement as if they are set out in full and as if (a) references to each Party are references to each party to this Supplemental Agreement, (b) references to the Loan Agreement or the Finance Documents are to or include this Supplemental Agreement and (c) references to the Borrowers are references to each Obligor other than the Guarantor.

Schedule 1

Conditions Subsequent

1	Obligors

(a)

Constitutional documents Copies of any amendments to the constitutional documents of each Obligor provided pursuant to the Loan Agreement together with such other evidence as the Agent may reasonably require that each Obligor is duly incorporated in its country of incorporation and remains in existence with power to enter into, and perform its obligations under, this Supplemental Agreement and any document to be executed by that Obligor pursuant to this Supplemental Agreement.

(b)	Certificates of good standing A certificate of good standing in respect of each Obligor (if such a certificate can be obtained).

(c)

Board resolutions A copy of a resolution of the board of directors of each Obligor approving and ratifying (i) the terms of, and the transactions contemplated by, this Supplemental Agreement and any document executed by that Obligor pursuant to this Supplemental Agreement and (ii) the execution of this Supplemental Agreement and any such document executed by that Obligor pursuant to this Supplemental Agreement.

(d)	Specimen signatures A specimen of the signature of each person actually executing this Supplemental Agreement and any document to be executed by that Obligor pursuant to this Supplemental Agreement.

(e)

Shareholder resolutions A copy of a resolution signed by all the holders of the issued shares in each Obligor, approving and ratifying the terms of, and the transactions contemplated by, this Supplemental Agreement and any document executed by that Obligor pursuant to this Supplemental Agreement (if applicable).

(f)	Officer’s certificates An original certificate of a duly authorised officer of each Obligor with contents as follows (as applicable):

(i)	certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect;

(ii)	setting out the names of the directors, officers and shareholders of that Obligor and the proportion of shares held by each shareholder; and

(iii)

confirming that none of the documents delivered to the Agent pursuant to clauses 4.1 and 4.3 of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Agent, or certifying copies, as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified.

(g)

Powers of attorney The original power of attorney of each of the Obligors under which this Supplemental Agreement and any document executed by that Obligor pursuant to this Supplemental Agreement are executed by that Obligor.

2	Security and related documents

(a)	Approved Imperial CEO Side Letter The Approved Imperial CEO Side Letter.

3	Legal opinions

The following legal opinions, each addressed to the Agent:

(a)	a legal opinion of Stephenson Harwood LLP, legal advisers to the Agent as to English law substantially in the form distributed to the Lenders prior to signing this Supplemental Agreement; and

(b)	a legal opinion of Hill Dickinson International, legal advisers to the Agent as to Marshall Islands law and Liberian law.

4	Other documents and evidence

(a)	Process agent Evidence that any process agent appointed pursuant to Clause 6 has accepted its appointment.

(b)

Other Authorisations A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by this Supplemental Agreement or for the validity and enforceability of this Supplemental Agreement and any document to be executed pursuant to this Supplemental Agreement.

(c)	Fees Evidence that any fees, costs and expenses due from the Borrowers under clause 16 of the Loan Agreement have been paid.

In witness of which the parties to this Supplemental Agreement have executed this Supplemental Agreement as a deed the day and year first before written.

Signed and delivered as	)
a Deed by	)
Tankpunk Inc.	)
acting by	)
ELENI TZIAROU	)
its duly authorised	)
SOLE DIRECTOR	)
in the presence of:	)

Witness signature:	/s/ NIKOLAOS LAZAROU
Name:	NIKOLAOS LAZAROU
Address:	331, KIFISIAS AVENUE, GREECE

Signed and delivered as	)
a Deed by	)
MR Roi Inc.	)
acting by	)
EMMANOUIL NIKOLAKIS	)
its duly authorised	)
SOLE DIRECTOR	)
in the presence of:	)

Witness signature:	/s/ NIKOLAOS LAZAROU
Name:	NIKOLAOS LAZAROU
Address:	331, KIFISIAS AVENUE, GREECE

Signed and delivered as	)
a Deed by	)
Clean Power Inc.	)
acting by	)
VASILIKI KAPERONI	)
its duly authorised	)
SOLE DIRECTOR	)
in the presence of:	)

Witness signature:	/s/ NIKOLAOS LAZAROU
Name:	NIKOLAOS LAZAROU
Address:	331, KIFISIAS AVENUE, GREECE

Signed and delivered as	)
a Deed by	)
King of Hearts Inc.	)
acting by	)
ADAMANTIOS ANDRIOTIS	)
its duly authorised	)
SOLE DIRECTOR	)
in the presence of:	)

Witness signature:	/s/ NIKOLAOS LAZAROU
Name:	NIKOLAOS LAZAROU
Address:	331, KIFISIAS AVENUE, GREECE

Signed and delivered as	)
a Deed by	)
Imperial Petroleum Inc.	)
acting by	)
CHARALAMPOS VAFEIAS	)
its duly authorised	)
DIRECTOR	)
in the presence of:	)

Witness signature:	/s/ NIKOLAOS LAZAROU
Name:	NIKOLAOS LAZAROU
Address:	331, KIFISIAS AVENUE, GREECE

Signed and delivered as	)
a Deed by	)
Stealth Maritime Corp. S.A.	)
acting by	)
ADAMANTIOS ANDRIOTIS	)
its duly authorised	)
SOLE DIRECTOR	)
in the presence of:	)

Witness signature:	/s/ NIKOLAOS LAZAROU
Name:	NIKOLAOS LAZAROU
Address:	331, KIFISIAS AVENUE, GREECE

Signed and delivered as)
a Deed by)
DNB (UK) Limited (as Lender))
acting by) Craig Ramsay
) Authorised Signatory
)
its duly authorised)
)
in the presence of:) DANIELLE EASTOP
AUTHORISED SIGNATORY

Witness signature:..
Name: LISA RAMSAY
Address: 8 TILKEY RD
COGGESHALL, ESSEX

JAKE BULLMAN
1 Macaulay Road
SS16 6RH

Signed and delivered as)
a Deed by)
DNB Bank ASA (as Agent))
acting by) Craig Ramsay
) Authorised Signatory
)
its duly authorised)
)
in the presence of:) DANIELLE EASTOP
) AUTHORISED SIGNATORY

Witness signature:..
Name: LISA RAMSAY
Address: 8 TILKEY RD
COGGESHALL, ESSEX

JAKE BULLMAN
1 Macaulay Road
SS16 6RH

Signed and delivered as)
a Deed by)
DNB Bank ASA (as Swap Provider))
acting by) Craig Ramsay
) Authorised Signatory
)
its duly authorised)
)
in the presence of:) DANIELLE EASTOP
AUTHORISED SIGNATORY

Witness signature:..
Name: LISA RAMSAY
Address: 8 TILKEY RD
COGGESHALL, ESSEX

JAKE BULLMAN
1 Macaulay Road
SS16 6RH

Signed and delivered as)
a Deed by)
DNB Bank ASA (as Security Agent))
acting by)
)
its duly authorised)
)
in the presence of:)

Craig Ramsay
Authorised Signatory

DANIELLE EASTOP
AUTHORISED SIGNATORY.

Witness signature:..
Name: LISA RAMSEY
Address: 8 TILLEY RD
COGGESHALL, ESSEX

Jake Bullman
1 Macaulay Road
SS16 6RH